Exhibit 10.1

AMENDMENT NO. 1

to the

AMENDED AND RESTATED INVESTMENT AGREEMENT

AMENDMENT NO. 1, dated as of June 25, 2020 (this “Amendment”), to the Amended and Restated Investment Agreement, dated as of June 9, 2020, by and among Albertsons Companies, Inc., a Delaware corporation (the “Company”) and each of the Investors named therein (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Investment Agreement”).

WHEREAS, pursuant to Section 5.19 of the Investment Agreement, the IPO Representative (as defined therein) has the right, subject to the terms and conditions set forth therein, to demand that the Company complete an initial public offering if the Company has not completed a Qualified IPO (as defined therein) (the “IPO Demand”);

WHEREAS, each of the Investors party hereto (the “Consenting Investors”) agrees not to exercise the IPO Demand if the Company has completed an initial public offering satisfying the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Investment Agreement.

SECTION 2. IPO Demand. Each of the Consenting Investors agrees, and any Person becoming a party to the Investment Agreement as a result of a transfer of any Preferred Shares directly or indirectly from a Consenting Investor shall be required to agree as a condition to becoming a party to the Investment Agreement, that it shall not exercise the IPO Demand if the Company has completed an IPO that generates gross cash proceeds to the Company and/or selling stockholders of at least $800,000,000 in the aggregate.

SECTION 3. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE WHOLLY PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 8.05(c) AND SECTION 8.05(d) OF THE INVESTMENT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 4. Counterparts. This Amendment may be executed in two or more identical counterparts (including by electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by electronic transmission or otherwise) to the other parties.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

COMPANY:

ALBERTSONS COMPANIES, INC.

By:	/s/ Robert B. Dimond
Name:	Robert B. Dimond
Title:	Executive Vice President and Chief Financial Officer

[Amendment to Investment Agreement]

CONSENTING INVESTORS:

AP AL (PREF BORROWER), L.P.

By:	AP Al Borrower GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AP AL CO-INVEST (PREF), L.P.

By:	AP Al Holdings GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AA DIRECT, L.P.

By:	AA Direct GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO USREF III AL PREF, L.P.

By:	Apollo U.S. Real Estate Advisors III, L.P., its general partner

By:	Apollo U.S. Real Estate Advisors GP III, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Amendment to Investment Agreement]

AP EPF III EQUITY HOLDINGS (DELAWARE), L.P.

By:	Apollo EPF III Advisors, L.P., its general partner

By:	Apollo EPF III Capital Management, LLC its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Amendment to Investment Agreement]

ASSURED OFFSHORE, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

MEZZANINE PARTNERS III, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

AP MEZZANINE PARTNERS III, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

HPS FUND OFFSHORE SUBSIDIARY XI, L.P.

By:	HPS Mezzanine Management III, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

MP 2019 OFFSHORE AB SUBSIDIARY, L.P.

By:	HPS Mezzanine Management 2019, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

MP 2019 ONSHORE MEZZANINE MASTER, L.P.

By:	HPS Mezzanine Management 2019, LLC, its investment manager

By:	HPS Investment Partners, LLC, its sole member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

MP 2019 AP MEZZANINE MASTER, L.P.

By:	HPS Mezzanine Management 2019, LLC, its

By:	HPS Investment Partners, LLC, its sole Member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

HPS VG CO-INVESTMENT FUND, L.P.

By:	HPS Mezzanine Management 2019, LLC, as Investment Advisor

By:	HPS Investment Partners, LLC, its Sole Member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

HPS CO-INVEST AIV, L.P.

By:	HPS Mezzanine Management 2019, LLC, as Investment Advisor

By:	HPS Investment Partners, LLC, its Sole Member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]

BRONCO CO-INVEST, L.P.

By:	HPS Mezzanine Management 2019, LLC, as Investment Advisor

By:	HPS Investment Partners, LLC, its Sole Member

By:	/s/ Shant Babikian
Name:	Shant Babikian
Title:	Managing Director

[Amendment to Investment Agreement]